Wasatch Heritage Value Fund®

Supplement dated May 12, 2010

to the Prospectus dated January 31, 2010

LIQUIDATION OF WASATCH HERITAGE VALUE FUND

The Supplement is being provided to notify you that on May 12, 2010, the Board of Trustees of the Wasatch Funds Trust (the “Board”) has approved the termination of the Wasatch Heritage Value Fund (the “Fund”). Due to its small size and limited growth potential given market conditions, the Board has determined that it was in the best interests of the Fund and its shareholders that the Fund cease operations. Accordingly, on May 12, 2010, the Board approved a plan of liquidation for the Fund to close the Fund and redeem all of its outstanding shares on July 15, 2010.

Effective May 13, 2010, the Fund will no longer pursue its stated investment objectives. The Fund will begin liquidating its portfolio and may invest in repurchase agreements or other comparable high quality money market instruments or money market funds until all shares have been redeemed. Shares of the Fund will not be available for purchase as of May 13, 2010.

You may redeem or exchange your shares, including reinvested distributions prior to July 15, 2010. Any shareholders who have not redeemed their shares of the Fund prior to July 15, 2010 will have their shares automatically redeemed at net asset value as of that date, and proceeds sent to the address of record. Liquidation proceeds will be paid entirely in cash. If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund’s shareholder services department at 800.551.1700

Unless your investment in the Fund is held through a tax-deferred retirement account, a redemption or exchange is subject to tax on any taxable gain. Please refer to the Prospectus for general information. Copies of the Prospectus may be obtained free of charge by visiting our website at www.wasatchfunds.com or calling us at 800.551.1700. You may wish to consult your tax advisor about your particular situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE